ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 30 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of February 29, 2016, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $1,722,043 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 29 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.
Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$797,884,895
Aggregate Outstanding Principal Balance – Treasury Bill	$20,514,605
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	2.57%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$777,370,290
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	97.43%
Number of Borrowers	29,067
Average Outstanding Principal Balance Per Borrower	$27,450
Number of Loans	51,053
Average Outstanding Principal Balance Per Loan – Treasury Bill	$28,975
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$15,441
Weighted Average Remaining Term to Scheduled Maturity	194 months
Weighted Average Annual Interest Rate	4.28%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	10,806	$172,206,032	21.6%
3.01% to 3.50%	8,866	130,605,904	16.4
3.51% to 4.00%	9,948	138,937,692	17.4
4.01% to 4.50%	12,402	168,759,902	21.2
4.51% to 5.00%	2,619	40,093,908	5.0
5.01% to 5.50%	759	14,942,802	1.9
5.51% to 6.00%	704	15,104,970	1.9
6.01% to 6.50%	1,044	20,575,402	2.6
6.51% to 7.00%	1,237	27,594,122	3.5
7.01% to 7.50%	520	12,307,225	1.5
7.51% to 8.00%	884	19,667,144	2.5
8.01% to 8.50%	1,009	28,224,073	3.5
Equal to or greater than 8.51%	255	8,865,720	1.1

Total	51,053	$797,884,895	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than 5,000.00	6,329	$16,988,942	2.1%
$ 5,000.00-$ 9,999.99	4,097	31,489,446	3.9
$10,000.00-$14,999.99	4,253	52,314,240	6.6
$15,000.00-$19,999.99	2,527	43,690,8	5.5
$20,000.00-$24,999.99	1,952	43,843,357	5.5
$25,000.00-$29,999.99	1,662	45,698,243	5.7
$30,000.00-$34,999.99	1,250	40,417,448	5.1
$35,000.00-$39,999.99	923	34,489,528	4.3
$40,000.00-$44,999.99	787	33,448,636	4.2
$45,000.00-$49,999.99	733	34,726,301	4.4
$50,000.00-$54,999.99	568	29,720,122	3.7
$55,000.00-$59,999.99	477	27,411,001	3.4
$60,000.00-$64,999.99	405	25,263,537	3.2 $
$65,000.00-$69,999.99	358	24,128,141	3.0
$70,000.00-$74,999.99	330	23,907,091	3.0
$75,000.00-$79,999.99	241	18,654,041	2.3
$80,000.00-$84,999.99	242	19,965,134	2.5
$85,000.00-$89,999.99	190	16,618,197	2.1
$90,000.00-$94,999.99	182	16,805,965	2.1
$95,000.00-$99,999.99	164	15,994,892	2.0
$100,000.00 and above	1,397	202,309,745	25.4

Total	29,067	$797,884,895	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	48,939	$751,256,653	94.2%
31-60 days	757	16,135,128	2.0
61-90 days	350	8,220,495	1.0
91-120 days	234	4,830,382	0.6
121-150 days	172	4,614,511	0.6
151-180 days	151	3,073,564	0.4
181-210 days	103	2,318,204	0.3
Greater than 210 days	347	7,435,958	0.9

Total	51,053	$797,884,895	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	57	$13,371	*
4 to12	300	245,843	*
13 to 24	664	1,104,367	0.1%
25 to 36	5,717	10,228,802	1.3
37 to 48	2,255	6,209,923	0.8
49 to 60	1,784	7,506,114	0.9
61 to 72	1,554	8,203,990	1.0
73 to 84	1,560	9,768,017	1.2
85 to 96	6,768	44,399,117	5.6
97 to 108	2,869	22,917,750	2.9
109 to 120	2,112	20,408,930	2.6
121 to 132	2,683	47,781,771	6.0
133 to 144	2,102	38,025,059	4.8
145 to 156	4,553	68,226,277	8.6
157 to 168	1,992	34,192,498	4.3
169 to 180	1,459	26,420,525	3.3
181 to 192	938	17,999,060	2.3
193 to 204	836	18,933,507	2.4
205 to 216	3,649	101,773,385	12.8
217 to 228	1,562	49,127,858	6.2
229 to 240	1,248	41,520,669	5.2
241 to 252	1,085	45,838,768	5.7
253 to 264	794	37,326,053	4.7
265 to 276	704	34,279,375	4.3
277 to 288	588	30,092,576	3.8
289 to 300	457	23,151,829	2.9
301 to 312	244	15,025,646	1.9
313 to 324	147	8,453,289	1.1
325 to 336	85	5,379,074	0.7
337 to 348	61	4,637,995	0.6
349 to 360	142	10,678,692	1.3
361 and above	84	8,014,766	1.0

Total	51,053	$797,884,895	100.0%
*     Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	2,068	$37,752,591	4.7%
Forbearance	2,345	56,303,901	7.1
Repayment
First year in repayment	666	23,595,506	3.0
Second year in repayment	636	20,517,361	2.6
Third year in repayment	699	19,284,302	2.4
More than 3 years in repayment	44,639	640,431,234	80.3

Total	51,053	$797,884,895	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 106.4 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	17.5	-	217.7
Forbearance	-	4.4	225.7
Repayment	-	-	189.8

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $37,752,591 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $23,123,162 or approximately 61.2% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	254	$5,075,277	0.6%
Alaska	78	1,002,768	0.1
Arizona	701	11,713,049	1.5
Arkansas	289	4,646,501	0.6
California	4,798	89,688,447	11.2
Colorado	795	11,593,302	1.5
Connecticut	735	8,574,078	1.1
Delaware	69	1,236,418	0.2
District of Columbia	169	2,825,739	0.4
Florida	1,613	32,196,731	4.0
Georgia	1,106	19,518,245	2.4
Hawaii	133	2,490,467	0.3
Idaho	144	2,059,097	0.3
Illinois	1,865	26,129,994	3.3
Indiana	885	13,965,966	1.8
Iowa	221	2,846,424	0.4
Kansas	491	6,207,715	0.8
Kentucky	446	6,344,063	0.8
Louisiana	1,241	18,341,014	2.3
Maine	124	1,694,603	0.2
Maryland	850	14,849,303	1.9
Massachusetts	1,406	17,516,549	2.2
Michigan	1,145	19,841,356	2.5
Minnesota	587	7,704,108	1.0
Mississippi	196	3,176,402	0.4
Missouri	856	11,996,410	1.5
Montana	70	1,092,590	0.1
Nebraska	74	1,090,131	0.1
Nevada	246	4,720,242	0.6
New Hampshire	230	2,591,620	0.3
New Jersey	1,073	23,393,561	2.9
New Mexico	172	2,479,283	0.3
New York	5,128	70,529,531	8.8
North Carolina	860	16,707,219	2.1
North Dakota	27	301,755	*
Ohio	7,348	117,859,749	14.8
Oklahoma	1,140	14,805,574	1.9
Oregon	759	10,666,078	1.3
Pennsylvania	1,418	24,228,947	3.0
Rhode Island	102	1,699,143	0.2
South Carolina	312	5,516,928	0.7
South Dakota	41	976,921	0.1
Tennessee	825	11,957,129	1.5
Texas	5,740	81,688,867	10.2
Utah	160	3,981,909	0.5
Vermont	80	1,204,570	0.2
Virginia	1,244	17,059,146	2.1
Washington	1,656	23,109,372	2.9
West Virginia	124	1,633,969	0.2
Wisconsin	623	8,201,592	1.0
Wyoming	25	401,065	0.1
Other	379	6,753,981	0.8

Total	51,053	$797,884,895	100.0%
*     Represents a percentage greater than 0% but less than 0.05%.

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	30,245	$379,323,013	47.5%
Other Repayment Options(1)	20,808	418,561,882	52.5

Total	51,053	$797,884,895	100.0%
(1) Includes, among others, graduated repayment and interest-only period loans.

With respect to interest-only loans, as of the statistical disclosure date, there are 768 loans with an aggregate outstanding principal balance of $26,165,311 currently in an interest-only period.  These interest-only loans represent approximately 3.3% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	25,776	$342,528,811	42.9%
Unsubsidized	25,277	455,356,084	57.1

Total	51,053	$797,884,895	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	37	$1,114,211	0.1%
October 1, 1993 through June 30, 2006	51,016	796,770,685	99.9
July 1, 2006 and later	0	0	0.0

Total	51,053	$797,884,895	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	1,448	$17,370,003	2.2%
College Assist	7	86,880	*
Educational Credit Management Corporation	706	12,054,397	1.5
Great Lakes Higher Education Corporation	688	10,641,293	1.3
Illinois Student Assistance Commission	1,745	19,399,298	2.4
Kentucky Higher Education Assistance Authority	357	3,690,637	0.5
Louisiana Office Of Student Financial Assistance	772	10,010,279	1.3
Michigan Guaranty Agency	942	13,084,516	1.6
New Jersey Higher Education Student Assistance Authority	3,644	43,548,370	5.5
New York State Higher Education Services Corporation	10,259	129,913,070	16.3
Northwest Education Loan Association	4,943	62,608,203	7.8
Oklahoma Guaranteed Student Loan Program	818	10,396,817	1.3
Pennsylvania Higher Education Assistance Agency	3,706	48,864,495	6.1
Tennessee Student Assistance Corporation	822	9,625,357	1.2
Texas Guaranteed Student Loan Corporation	5,741	79,538,452	10.0
United Student Aid Funds, Inc.	14,455	327,052,829	41.0
Total	51,053	$797,884,896	100.0%

*     Represents a percentage greater than 0% but less than 0.05%.

SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantors relates to all student loans, including but not limited to initial trust student loans, guaranteed by the Significant Guarantors.

We obtained the following information from various sources, including from the related Significant Guarantor and/or from the Department of Education. None of the depositor, the sellers, the servicer, their affiliates or the remarketing agents has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.  In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students attending approved educational institutions; (ii) guaranteed education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Navient Solutions, Inc. and Student Assistance Corporation. Student Assistance Corporation is a wholly owned subsidiary of Navient Solutions, Inc. Navient Solutions, Inc. and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

USA Funds is the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest and Education@Work, Inc., an Ohio non-profit corporation.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent- borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds’ losses on default-claim payments made to lenders. The Consolidated Appropriations Act of 2016 provided for 100 percent reinsurance on all FFEL Program claims purchased beginning December 2015 and beyond.  Prior to that, the Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency. Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency).

The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March, 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010. As a result of the statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2015, USA Funds held net assets on behalf of the federal reserve fund of approximately $130 million. Through September 30, 2015, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $51.8 billion.  Also, as of September 30, 2015, USA Funds had operating fund assets totaling almost $1.3 billion, which includes the $130 million of net assets held on behalf of the Federal Reserve Fund.

USA Funds’ “reserve ratio” complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves in a guarantor’s federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2011	2012	2013	2014	2015
United Student Aid Funds, Inc.	0.394%	0.354%	0.313%	0.277%	0.251%

USA Funds’ “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year. For the last five fiscal years, the “recovery rate” was as follows:
	Recovery Rate
	Federal Fiscal Year
Guarantor	2011	2012	2013	2014	2015
United Student Aid Funds, Inc.	32.17%	31.82%	30.55%	32.01%	%
USA Funds’ “loss rate” represents the percentage of claims purchased from lenders but not covered by reinsurance. For the last five fiscal years, the “loss rate” was as follows:
	Loss Rate
	Federal Fiscal Year
Guarantor	2011	2012	2013	2014	2015
United Student Aid Funds, Inc.	4.71%	4.73%	4.74%	4.73%	4.71%

In addition, USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the “claims rate” was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2011	2012	2013	2014	2015
United Student Aid Funds, Inc.	1.69%	1.58%	1.41%	1.48%	0.60%

USA Funds is headquartered in Fishers, Indiana. USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Vice President, Corporate and Marketing Communications.

NEW YORK STATE HIGHER EDUCATION SERVICES CORPORATION
New York State Higher Education Services Corporation (“HESC”) was organized in 1975 as an agency of the State of New York, pursuant to an act of the New York legislature, to expand educational opportunities for students.  HESC administers the New York Tuition Assistance Program and a variety of state scholarships in addition to acting as a guarantee agency under the Federal Family Education Loan Program (FFELP).  HESC is the designated guarantee agency for the State of New York, and guarantees all types of FFELP loans.  In 2009, the New York State Legislature created the New York Higher Education Loan Program (NYHELPs) and designated HESC as its administrator.  NYHELPs is a private student loan program for New York State residents attending participating institutions in the State.  However, no new funding has been recommended for the NYHELPs loan program after March 31, 2012 due to its continued underutilization.  As a result, no new NYHELPs loans will be made while the program is evaluated to determine how it can best serve New York State students and families.
As a result of the 3/30/2010 enactment of the Health Care and Education Reconciliation Act of 2010 (HCERA) (HR4872), the FFELP was eliminated effective 7/1/2010.  No new (first disbursed) Stafford, PLUS or consolidation loans may be disbursed through the FFELP after 6/30/2010.  Existing FFELP loans will continue to be eligible for program benefits.  Beginning 7/1/2010, all new Stafford, PLUS and consolidation loans will be made under the U. S. Department of Education’s Direct Loan Program.
For the FFELP, HESC will continue to have the responsibility for providing collection assistance to lenders for delinquent loans, paying lender claims for loans in default, and collection activities on loans after purchase by HESC.  In addition to the FFELP, HESC continues to perform residual administrative activities of the State guaranteed loan program in which no new loans have been guaranteed since 1984.
HESC has a Federal Student Loan Reserve Fund (the “Federal Fund”) and an Agency Operating Fund to account for FFELP activity.  The Federal Fund assets, and earnings on those assets, are restricted in use and are considered property of the Department of Education.  The Agency Operating Fund is considered property of HESC, and its assets and earnings may be used generally for guarantee agency and other student financial aid related activities.
As of September 30, 2014, HESC had total FFELP assets of approximately $149 million (including balances for both the Federal Fund and the Agency Operating Fund) and had a total of approximately $16.5 billion in original principal amount of loans outstanding.

Guarantee Volume.  HESC guaranteed the following amounts for the last five federal fiscal years ended September 30 (excluding consolidation loans):
	Loans Guaranteed ($ Millions)
	Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
New York State Higher Education Services Corporation	$799	$0	$0	$0	$0
Reserve Ratio.  A guarantee agency’s reserve ratio is determined by dividing its Federal Fund Balance by the original principal amount of loans outstanding.  HESC’s reserve ratio for the last five federal fiscal years ending September 30 is as follows:
	Reserve Ratio as of Close of Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
New York State Higher Education Services Corporation	0.33%	0.28%	0.28%	0.25%	0.29%
Recovery Rates.  The Department of Education calculates a guaranty agency’s recovery rate by dividing the amount recovered from borrowers during a federal fiscal year by the guaranty agency’s outstanding default loan portfolio (beginning inventory) at the end of the prior federal fiscal year.  HESC’s recovery rate for each of the past five federal fiscal years ending September 30 provided below uses the Department of Education’s calculation method:
	Recovery Rate Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
New York State Higher Education Services Corporation	23.46%	26.68%	27.26%	25.56%	22.74%
Claims Rate.  A guaranty agency’s claims rate is determined by dividing the amount of federal reinsurance claims paid by the Department of Education during a federal fiscal year by the original principal amount of loans in repayment at the end of the prior federal fiscal year.  HESC’s claims rate for each of the past five federal fiscal years ending September 30 is as follows:
	Claims Rate Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
New York State Higher Education Services Corporation	1.86%	2.17%	1.59%	1.51%	1.52%

HESC is headquartered at 99 Washington Avenue, Albany, New York 12255.  Its most recent annual report is available on its web site.

TEXAS GUARANTEED STUDENT LOAN CORPORATION

Guaranty Volume.  The following table sets forth the approximate aggregate principal amount of federally reinsured education loans (including loans under the Parent Loans for Undergraduate Students (“PLUS”) program but excluding Federal Consolidation Loans) that have first become guaranteed in each of the following federal fiscal years calculated by subtracting the prior year end Form 2000 Line AR1 from that of the current year.

Stafford, SLS and PLUS Loans Guaranteed
 (dollars in millions)
Federal Fiscal Year (ending September 30)	TGSLC(1)
2010	$2,956
2011	-
2012	-
2013	-
2014	-

(1)
Information from TGSLC was provided by TGSLC from reports provided by or to the U.S. Department of Education and has not been verified by TGSLC.  No representation is made by TGSLC as to the accuracy or completeness of the information.

Pursuant to Federal legislation, the origination of federal student loans under FFELP was discontinued in July 2010.

Reserve Ratio.  The reserve ratio is determined by dividing its cumulative Federal Fund cash and investment reserves, by the original principal amount of the outstanding loans guaranteed.  The term “cumulative cash reserves” means the difference between sources and uses of monies in the Federal Reserve Fund. The following table sets forth the respective reserve ratio for the following fiscal years:

Reserve Ratio
Federal Fiscal Year (ending September 30)	TGSLC(1)
2010	1.470%
2011	1.667
2012	2.261
2013	2.400
2014	2.610

(1)
Information from TGSLC was provided by TGSLC from reports provided by or to the U.S. Department of Education and has not been verified by TGSLC.  No representation is made by TGSLC as to the accuracy or completeness of the information.

Recovery Rates.  Determined by dividing the cumulative amount recovered from borrowers (prior year total plus current year Form 2000 Lines MR 10,10A, 11A, 11B, 12A, 13A, 17,19 and 27) by the cumulative amount of default claims paid (Form 2000 Line AR 8).  The table below sets forth the recovery rates for the following fiscal years:
Recovery Rate
Federal Fiscal Year (ending September 30)	TGSLC(1)
2010	84.4%
2011	85.7
2012	88.4
2013	92.1
2014	96.0

(1)
Information from TGSLC was provided by TGSLC from reports provided by or to the U.S. Department of Education and has not been verified by TGSLC.  No representation is made by TGSLC as to the accuracy or completeness of the information.

Claims Rate. For the following federal fiscal years, the claims rate is as follows:

Claims Rate
Federal Fiscal Year (ending September 30)	TGSLC(1)
2010	2.99%
2011	3.56
2012	3.13
2013	3.02
2014	2.67

(1)
Information from TGSLC was provided by TGSLC from reports provided by or to the U.S. Department of Education and has not been verified by TGSLC.  No representation is made by TGSLC as to the accuracy or completeness of the information.